Exhibit 99.3
Fourth Quarter 2005 Earnings Conference Call March 22, 2006

Overview - Accounting & Controls 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Received unqualified opinion from independent auditors on 10-K financial statements Received adverse opinion on control environment Continue work to improve financial controls and achieve SOX certification Named Chris Carroll new Chief Accounting Officer

Operating Performance Q4-2005 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 ($ in Millions, except per share amounts) * * Basic and diluted EPS for Q4 '04 have been calculated using the two-class method pursuant to EITF Issue No. 03-6 *

Operating Performance FY-2005 ($ in Millions, except per share amounts)

Revenue 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 ($ in Millions) Integrated Agency Networks: McCann, FCB, Lowe, Draft and our stand-alone agencies Constituent Management Group: Weber Shandwick, Future Brand, DeVries, Golin Harris, Jack Morton and Octagon Worldwide

Revenue FY-2005 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 ($ in Millions) Estimated revenue base entering 2006 of approximately $5.9 billion due to the impact of business divestitures and account losses

Geographic Revenue Change 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 See reconciliation on page 29

Expenses ($ in Millions) * Period ended December 31 See reconciliation on page 27

Cash Flow ($ in Millions)

Balance Sheet - Current Portion ($ in Millions)

Debt Maturity Schedule 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015+ Convertible Debt 800 Term Debt 250 250 500 350 Option to redeem 4.5% Convertible Notes due 2023 800 Long-term & Convertible Debt = $2.2 billion As of December 31, 2005 ($ in Millions, except Total Debt) $ 1,050

Credit Facility Update Amended credit facility financial covenants Levels do not represent a forecast Removed requirements for interest coverage and debt:EBITDA for the three quarters Cash and securities maintenance requirement of $300 million plus advances $ 100 June 30, 2006 $ 175 March 31, 2006 $ 233 December 31, 2005 Minimum EBITDA* LTM Ending *EBITDA in $ millions. Under the terms of our credit facility covenant, EBITDA is determined by adding to net income or loss the following items: interest expense, income tax expense, depreciation expense, amortization expense, and certain specified cash payments and non-cash charges subject to limitations on time and amount set forth in the agreement.

Summary Confronted difficult issues in 2005 Extensively reviewed past accounting Established the foundation for improved financial controls Addressed client transparency Rationalized business portfolio Significantly upgraded talent Transition impacted financial results and, to lesser extent, business in 2005 Investor Day is March 27, 2006

Appendix

Quarterly Adjustments * Out of Period adjustments recorded in Q4 2005.

Domestic Revenue Q4-2005 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 ($ in Millions) Integrated Agency Networks: McCann, FCB, Lowe, Draft and our stand-alone agencies Constituent Management Group: Weber Shandwick, Future Brand, DeVries, Golin Harris, Jack Morton and Octagon Worldwide

International Revenue Q4-2005 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 ($ in Millions) Integrated Agency Networks: McCann, FCB, Lowe, Draft and our stand-alone agencies Constituent Management Group: Weber Shandwick, Future Brand, DeVries, Golin Harris, Jack Morton and Octagon Worldwide

Domestic Revenue FY-2005 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 ($ in Millions) Integrated Agency Networks: McCann, FCB, Lowe, Draft and our stand-alone agencies Constituent Management Group: Weber Shandwick, Future Brand, DeVries, Golin Harris, Jack Morton and Octagon Worldwide

International Revenue FY-2005 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 ($ in Millions) Integrated Agency Networks: McCann, FCB, Lowe, Draft and our stand-alone agencies Constituent Management Group: Weber Shandwick, Future Brand, DeVries, Golin Harris, Jack Morton and Octagon Worldwide

Corporate & Other ($ in Millions)

Corporate & Other ($ in Millions)

Revenue by Region FY 2005 FY 2004

Segment Performance* * Excluding long-lived asset impairment, restructuring expenses and Motorsports contract termination costs ** Period ended December 31 ($ in Millions)

Motorsports Performance ($ in Millions)

In presenting performance for 2005, the company has excluded restructuring program charges and reversals and long-lived asset impairments because management believes the resulting comparison better reflects the company's ongoing operations. By excluding these items, we can focus our comparison on the trends that have a continuing effect on the company's operations. 2005 Reconciliation of Operating Margin ($ in Millions)

In presenting performance for 2004, the company has excluded restructuring program charges, long-lived asset impairments, and the Motorsports contract termination costs because management believes the resulting comparison better reflects the company's ongoing operations. By excluding these charges, we can focus our comparison on the trends that have a continuing effect on the company's operations. 2004 Reconciliation of Operating Margin ($ in Millions)

Reconciliation of Organic Measures ($ in Millions)

Depreciation and Amortization ($ in Millions)

Reconciliation of Geographic Revenue Change ($ in Millions) * Period ended December 31

Maximum Potential Dilution

Acquisition Payment Obligations* 2004A 2005A 2006 Est. 2007 Est. 2008 Est. 2009 Est. 2010+ Cash 141.6 91.7 46.3 7 24.2 13.7 7.4 Stock 23.8 12.9 11.9 1.6 1.1 0.3 0 ($ in Millions) * Excludes compensation expense

Cautionary Statement This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our 2005 Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: risks arising from material weaknesses in our internal control over financial reporting, including material weaknesses in our control environment; potential adverse effects to our financial condition, results of operations or prospects as a result of our restatements of financial statements; our ability to satisfy covenants under our credit facilities; our ability to satisfy certain reporting covenants under our indentures; our ability to attract new clients and retain existing clients; our ability to retain and attract key employees; risks associated with assumptions we make in connection with our critical accounting estimates; potential adverse effects if we are required to recognize additional impairment charges or other adverse accounting- related developments; potential adverse developments in connection with the ongoing SEC investigation; potential downgrades in the credit ratings of our securities; risks associated with the effects of global, national and regional economic and political conditions, including with respect to fluctuations in interest rates and currency exchange rates; and developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world. Investors should carefully consider these factors and the additional risk factors outlined in more detail in our 2005 Annual Report on Form 10-K under Item 1A, Risk Factors.